UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                Date of Report:  November 10, 2003
       (Date of Earliest Event Reported:  November 10, 2003)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)

     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code (713) 420-2600


 Item 7.  Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    ------------
                  99.1     Press Release dated November 10, 2003.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------
     On November 10, 2003, we announced our earnings results for the quarter ended September 30, 2003. A copy of our press release is attached as Exhibit 99.1. The attached Exhibit is not filed, but is furnished to comply with Item 12 of Form 8-K.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By: /s/ Jeffrey I. Beason
                                 ------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  November 10, 2003


                           EXHIBIT INDEX

     Exhibit
     Number       Description
     _______      ___________

      99.1        Press Release dated November 10, 2003.